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                                                                    EXHIBIT 23.3
                         INDEPENDENT AUDITORS' CONSENT
THE BOARD OF DIRECTORS
CCB FINANCIAL CORPORATION
     We consent to the use of our report dated January 18, 1994 included in CCB Financial Corporation's Form 10-K for the year ended December 31, 1993 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus for the acquisition of Security Capital Bancorp.
                                         KPMG PEAT MARWICK LLP
Raleigh, North Carolina
December 20, 1994